INCORPORATED UNDER THE LAWS OF
DELAWARE

No. ****                                                                                                                             Shares *****

LSB INDUSTRIES, INC.
The shares represented by this Certificate are subject to certain restrictions

No Par Value

THIS CERTIFIES THAT - - S P E C I M E N - - is the owner of ********** shares of Preferred Stock each of the Capital Stock of LSB Industries, Inc. designated as Series D 6% Cumulative Convertible Class C Preferred Stock transferable only on the books of the corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this ____ day of ____________________, _________.

____________________________________                ____________________________________
_____ Secretary                                                               ______  President

SHARES EACH

NEITHER THIS PREFERRED STOCK NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS PREFERRED STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THIS PREFERRED STOCK AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS PREFERRED STOCK MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAW OR WITHOUT THE PRIOR WRITTEN CONSENT OF LSB INDUSTRIES, INC. AND AN OPINION OF LSB INDUSTRIES, INC.'S COUNSEL, OR AN OPINION FROM COUNSEL FOR THE HOLDER HEREOF, WHICH OPINION IS SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THIS COMMON STOCK MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAW OR WITHOUT THE PRIOR WRITTEN CONSENT OF LSB INDUSTRIES, INC. AND AN OPINION OF LSB INDUSTRIES, INC.'S COUNSEL OR AN OPINION FROM COUNSEL FOR THE HOLDER HEREOF, WHICH OPINION IS SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION STATEMENT AND QUALIFICATION IS NOT REQUIRED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

CERTIFICATE
FOR
*****
SHARES
of the
CAPITAL STOCK
designated as

Series D 6% Cumulative
Convertible Class C Preferred Stock
of
LSB Industries, Inc.

ISSUED TO
**** S P E C I M E N ****

DATED

___________________, _____

***********************

For Value Received, ____________________ hereby sell, assign and transfer unto _____________________________ Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ to transfer said Stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated ___________________________, XX_________.

     In presence of _________________________________________